SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934

Date of Report (Date of earliest event reported) October 8, 1997


                  CONAM REALTY INVESTORS 4 L.P.
                        formerly known as
                 HUTTON/CONAM REALTY INVESTORS 4
     (Exact name of registrant as specified in its charter)



     California                0-13329               11-2685746
State or other jurisdiction   Commission            IRS Employer
  of incorporation           File Number         Identification No.



1764 San Diego Avenue
San Diego, CA  92110 Attn.: Robert J. Svatos            92110-1906
Address of principal executive offices                   Zip Code



Registrant's telephone number, including area code (619) 297-6771

Item 5. Other Events

ConAm Property Services IV, Ltd. ("CPS IV") and RI 3-4 Real Estate Services, Inc. ("RI 3-4") have served as co-general partners of the Partnership since its inception. On October 8, 1997, CPS IV acquired RI 3-4's co-general partner interest in the Partnership pursuant to a Purchase Agreement between CPS IV and RI 3-4 dated August 29, 1997. As a result, CPS IV will now serve as the sole general partner of the Partnership. In conjunction with this transaction, the name of the Partnership has been changed from Hutton/ConAm Realty Investors 4 to ConAm Realty Investors 4, L.P. The purchase of RI 3-4's interest by CPS IV will not affect the Partnership's operations.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CONAM PROPERTY SERVICES IV, Ltd
                         BY:  CONTINENTAL AMERICAN DEVELOPMENT,INC.
                              General Partner


Date:  October 23, 1997       BY:  /s/Daniel J. Epstein
                              Director, President, and Principal
                              Executive Officer


Date:  October 23, 1997       BY:  /s/Robert J. Svatos
                              Chief Financial Officer